UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2014

LOTON, CORP

(Exact Name of Registrant as Specified in Charter)

Nevada	333-167219	98-0657263
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

269 South Beverly Drive Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Warrant Agreements

On December 1, 2014, Loton Corp. (the “Company”) entered into common stock warrant agreements with eight investors granting warrants to purchase common stock of the Company at a purchase price of $0.01 per share for an aggregate of 2,625,000 shares (the “Warrant Shares”). Each of the investors entering into the warrant agreements had previously purchased common stock of the Company for $1.00 per share. In connection with entry into the Warrant Agreements, each stockholder released the Company from any and all claims relating to the stockholder’s present or prior investments in the Company and from any other claim existing on or prior to the effective date of the Warrant Agreement.

    The warrants are exercisable for a period of four years by the stockholder.

The securities were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions by an issuer not involving any public offering.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Warrant Agreement, a copy of which is attached hereto as Exhibit 10.1.

Stock Purchase Agreements

On November 17, 2014, the Company entered into a stock purchase agreement with an accredited investor (the “Investor”), pursuant to which the Company agreed to issue the Investor 325,000 Units (each a “Unit”) at a purchase price of $1.00 per Unit for an aggregate purchase price of $325,000. Each Unit consists of one share of common stock of the Company (each, a “Share”) and a warrant to purchase one additional Share at a purchase price of $0.01 (each, a “Warrant”). The transaction closed on November 18, 2014. The Warrants are exercisable for a period of four years from the closing date. The securities were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions by an issuer not involving any public offering.

On December 19, 2014, the Company entered into stock purchase agreements with four accredited investors (the “Investors”), pursuant to which the Company agreed to issue the Investors 250,000 Units (each a “Unit”) at a purchase price of $1.00 per Unit for an aggregate purchase price of $250,000. Each Unit consists of one share of common stock of the Company (each, a “Share”) and a warrant to purchase one additional Share at a purchase price of $0.01 (each, a “Warrant”). The transaction closed on December 22, 2014. The Warrants are exercisable for a period of four years from the closing date. The securities were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions by an issuer not involving any public offering.

The description of terms and conditions of the foregoing stock purchase agreements do not purport to be complete and are qualified in their entirety by the full text of the form of each stock purchase agreement, which will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014.

Subscription Agreement

On December 29, 2014, the Company entered into a subscription agreement with an accredited investor, pursuant to which the Company agreed to issue 954,988 shares of its common stock, at the price of $0.50 per share to settle outstanding debts for legal services previously rendered in the amount of $477,494. The securities were issued pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions by an issuer not involving any public offering. This description of terms and conditions of the subscription agreement does not purport to be complete and is qualified in its entirety by the full text of the form of subscription agreement, which will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014.

Senior Promissory Notes

On December 31, 2014, the Company entered into a Senior Promissory Note (the “Note”) due June 30, 2016 with a vendor for legal services previously rendered in the principal amount of $242,498. The Note accrues interest at a rate of 6% per annum.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the form of the Note, which will be filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014.

On December 31, 2014, the Company entered into a Senior Convertible Promissory Note (the “Convertible Note”) due December 31, 2015 with Trinad Capital Master Fund (“TCMF”) in the principal amount of $1,000,000, or so much of that sum as may be advanced pursuant to the terms of the Note. $700,000 represents sums already advanced to the Company by TCMF under previous notes, plus interest of $70,150, and described in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2014 filed with the Securities and Exchange Commission on November 14, 2015. The remainder of the $1,000,000 may be advanced from TCMF at the Company’s discretion during the term of the Convertible Note and the previous notes have been cancelled. The principal sum outstanding at any time during the term of the Convertible Note shall accrue interest at the rate of 6% per annum. Prior to the maturity date of the Convertible Note, if the Company consummates an equity financing of $5,000,000 or greater, then TCMF may elect to convert the unpaid balance and interest outstanding under the Convertible Note into the same class of stock issued in connection with the equity financing at a price per share equal to 90% of the average price per share paid by investors in the equity financing.

On January 27, 2015, the Company and TCMF entered into an amendment to the Convertible Note, effective December 31, 2014, pursuant to which: (1) the term of the Convertible Note was extended to June 30, 2016 and (2) the conversion price for conversion of the unpaid balance and interest outstanding in connection with an equity financing was amended to be the price per share equal to the average price per share paid by investors in the equity financing.

On February 5, 2015, the Company and TCMF entered into an amendment and restatement of the Convertible Note, effective December 31, 2014, pursuant to which the convertibility feature of the note was eliminated in its entirety.

TCMF is a controlling stockholder of the Company and is controlled by Robert Ellin, the Company’s Executive Chairman, President and Director.

The foregoing description of the Convertible Note does not purport to be complete and is qualified in its entirety by reference to the form of the Note and the amendments thereto and restatements thereof, which will be filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

   The information provided under “Senior Promissory Notes” in Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

   The information set forth in Section 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference

Item 8.01	Other Events.

On December 15, 2014, the Company entered into a Consulting Services Agreement with a consultant to assist in various aspects of the Company’s online streaming business (the “Consulting Agreement”). Pursuant to the terms of the Consulting Agreement, Consultant shall offer to the Company the right to participate in business opportunities of which the Consultant becomes aware of relating to festival digital rights aggregation for streaming services prior to the Consultant entering into any of such opportunities with any third party. The Company must exercise any option relating to any opportunity within 30 days of receipt of notice of the opportunity. The Company also was granted a right of last offer for any business opportunities that the Consultant pursues following such 30 day period.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

10.1 10.2	Form of Warrant Agreement Consulting Services Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOTON, CORP.

Dated: February 12, 2015	By:	/s/ Robert S. Ellin
Robert S. Ellin
Executive Chairman and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Warrant Agreement
10.2	Consulting Services Agreement